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                                                                   EXHIBIT 10.62

                                                                  EXECUTION COPY

                        PLEDGE AND GUARANTEE AGREEMENT

     This PLEDGE AND GUARANTEE AGREEMENT (this "Agreement") dated as of October
                                                ---------
14, 1999 is made by NEWRIDERS, INC., a Nevada corporation (the "Obligor"), in
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favor of SIENA CAPITAL PARTNERS, L.P., a California limited partnership (such limited partnership, and its successors and assigns, "Siena").
                                                      -----

     The Securities Purchase Agreement dated as of October 14, 1999 (as amended, modified or supplemented and in effect from time to time, the "Securities
                                                               ----------
Purchase Agreement") between Paisano Publications, Inc., a California
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corporation (the "Company"), and Siena provides, inter alia, for the issuance by
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the Company to Siena of an Increasing Rate Secured Promissory Note in the
principal amount of US$275,000 and for the issuance by the Obligor to Siena of warrants to purchase common stock of the Obligor. It is a condition to the obligations of Siena under the Securities Purchase Agreement that the Obligor shall have executed and delivered, and granted the Liens provided for, in this Agreement.

     To induce Siena to enter into, and to extend credit under, the Securities Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor has agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Obligor agrees with Siena as follows:

     Section 1.  Definitions.  Unless otherwise defined, all capitalized terms
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used in this Agreement that are defined in the Securities Purchase Agreement
(including those terms incorporated by reference) shall have the respective meanings assigned to them in the Securities Purchase Agreement. In addition, the following terms shall have the following meanings under this Agreement:

     "Basic Documents" shall mean the Securities Purchase Agreement, the Note,
      ---------------
the Warrants, the Warrant Agreement, the other Securities, this Agreement and any other document, instrument or agreement evidencing any of the Secured Obligations, as the same may be amended, modified or supplemented and in effect from time to time.

     "Collateral" shall have the meaning assigned to that term in Section 3.01.
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     "Guaranteed Obligations" shall mean any and all obligations of the Company
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arising under or in connection with the Securities Purchase Agreement, the Note, or other Basic Documents.

     "LLC Collateral" shall have the meaning assigned to that term in Section
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3.01(a).
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     "M&B Restaurants" shall mean M&B Restaurants, L.C., a Texas limited
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liability company, and any successor thereto.

     "Pledged LLC Interest" shall have the meaning assigned to that term in
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Section 3.01(a).
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     "Secured Obligations" shall mean any and all obligations of the Company,
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the Obligor and/or any other person (other than Siena) arising under or in connection with the Securities Purchase Agreement, the Note, the Warrants, the Warrant Agreement, the other Securities, this Agreement or any other agreement or guaranty securing any such obligations.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
      -----------------------
effect in the State of California from time to time or, by reason of mandatory application, any other applicable jurisdiction.

     Section 2. Guarantee.
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     2.01  Guarantee.  Subject to the limitation set forth in Section 2.08, the
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Obligor hereby guarantees to Siena the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranteed Obligations in each case strictly in accordance with their terms. The Obligor hereby further agrees that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Guaranteed Obligations, the Obligor will immediately pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Guaranteed Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The obligations of the Obligor under this Section 2 are irrevocable and
                                                   ---------
unconditional in nature and are made with respect to any Guaranteed Obligations now existing or in the future arising. The Obligor's liability under this Agreement shall continue until full satisfaction of all Guaranteed Obligations. The obligations of the Obligor constitute a guarantee of due and punctual payment and performance and not merely a guarantee of collection.

     2.02  Acknowledgments, Waivers and Consents.  The Obligor acknowledges that
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the obligations undertaken by it under this Agreement involve the guarantee of obligations of persons other than the Obligor and that such obligations of the Obligor are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Obligor agrees that:

     (a) Without affecting the enforceability or effectiveness of this Agreement in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Obligor, or the rights, remedies, powers and privileges of Siena under this Agreement, Siena may, at any time and from time to time and without notice or demand of any kind or nature whatsoever: (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed


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Obligations); (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Basic Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Basic Document or any such other instrument or any term or provision of the foregoing; (iii) accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to any Basic Document with Borrower or other parties related to Borrower, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations; (iv) accept or receive (including from any other guarantor) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise); (v) accept, receive and hold any additional collateral for all or any part of the Guaranteed Obligations (including from any other guarantor); (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including the obligations of any other guarantor) for or relative to all or any part of the Guaranteed Obligations; (vii) apply any collateral or the proceeds of any collateral or guarantee (including the obligations of any other guarantor) to all or any part of the Guaranteed Obligations in such manner and extent as Siena may in its discretion determine; (viii) release any person (including any other guarantor) from any personal liability with respect to all or any part of the Guaranteed Obligations; (ix) settle, compromise, release, liquidate or enforce upon such terms and in such manner as Siena may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral on or guarantee of all or any part of the Guaranteed Obligations (including with any other guarantor);(x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Company or any other person (including any other guarantor);
(xi) proceed against the Company, such or any other guarantor or any other guarantor of all or any part of the Guaranteed Obligations or any collateral provided by any person and exercise the rights, remedies, powers and privileges of Siena under the Basic Documents or otherwise in such order and such manner as Siena may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Agreement as to any Obligor;
(xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such liens or exercise any right of set-off; (xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as Siena may in its discretion determine (it being agreed that nothing in this clause (xiii) shall
                                                           -------------
be deemed to make Siena a party in possession in contemplation of law, except at its option); (xiv) enter into such other transactions or business dealings with any other guarantor, the Company, any subsidiary or affiliate of the Company or any other guarantor of all or any part of the Guaranteed Obligations as Siena may desire; and (xv) do all or any combination of the actions set forth in this
Section 2.02(a).
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     (b) The enforceability and effectiveness of this Agreement and the liability of the Obligor, and the rights, remedies, powers and privileges of Siena under this Agreement shall not be affected, limited, reduced, discharged or terminated, and the Obligor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of: (i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Basic Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations;
(ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Company, any other guarantor or any other guarantor of all or any part of the Guaranteed Obligations, including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor; (iii) the illegality, invalidity or unenforceability of any security or guarantee for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations; (iv) any failure of Siena to marshal assets in favor of the Company or any other person (including any other guarantor), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any other guarantor, the Company, any other guarantor of all or any part of the Guaranteed Obligations or any other person or to take any action whatsoever to mitigate or reduce such or any other guarantor's liability under this Agreement, Siena not being under any obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Company may be in default of its obligations under any Basic Document; (v) any failure of Siena to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Company, any Obligor or any other person or any defect in, or any failure by any Obligor or any other person to receive, any notice that may be given in connection with any sale or disposition of any collateral; (vi) any failure of Siena to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Guaranteed Obligations; (vii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of any Obligor or may preclude any Obligor from obtaining reimbursement, contribution, indemnification or other recovery from any other guarantor, the Company, any other guarantor or any other person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency; (viii) any benefits the Company, any Obligor or any other guarantor may otherwise derive from the laws of any jurisdiction of the nature of a "one-form-of-action," "anti-deficiency" or "security-first" rule; (ix) any act or omission of Siena or any other person that directly or indirectly results in or aids the discharge or release of the Company or any other guarantor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the

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Guaranteed Obligations by operation of law or otherwise; (x) any law which provides that the obligation of a surety or Obligor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or Obligor's obligation in proportion to the principal obligation; (xi) the possibility that the obligations of the Company to Siena may at any time and from time to time exceed the aggregate liability of the Obligor under this Agreement; (xii) any counterclaim, set-off or other claim which the Company or any other guarantor has or alleges to have with respect to all or any part of the Guaranteed Obligations; (xiii) any failure of Siena to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (xiv) the election by Siena, in any bankruptcy proceeding of any person, of the application or nonapplication of Section 1111(b)(2) of the Bankruptcy Code; (xv) any extension of credit or the grant of any Lien under
Section 364 of the Bankruptcy Code; (xvi) any use of cash collateral under
Section 363 of the Bankruptcy Code; (xvii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person; (xviii) the avoidance of any Lien in favor of Siena for any reason;
(xix) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding; (xx) any action taken by Siena that is authorized by this Section 2.02 or otherwise in this Agreement or by any other provision of any Basic Document or any omission to take any such action; or (xxi) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Obligor.

     (c) The Obligor expressly waives, for the benefit of Siena, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Agreement or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. The Obligor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

     (d) The Obligor represents and warrants to Siena that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Company and its properties on a continuing basis and that such Obligor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Company and its properties. The Obligor further represents and warrants that it has reviewed and approved each of the Basic Documents and is fully familiar with the transaction contemplated by the Basic Documents and that it will in the future remain fully familiar with such transaction and with any new Basic Documents and the transactions contemplated by such Basic Documents. The Obligor hereby expressly waives and relinquishes any


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duty on the part of Siena to disclose to such or any other guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Company or its properties or to any Basic Document or the transactions undertaken pursuant to, or contemplated by, any such Basic Document, whether now or in the future known by Siena.

     (e) The Obligor intends that its rights and obligations shall be those expressly set forth in this Agreement and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Agreement.

     2.03  Understanding With Respect to Waivers and Consents.  The Obligor
           --------------------------------------------------
warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such or any other guarantor otherwise may have against the Company, Siena or any other person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

     2.04  Subrogation.  The Obligor hereby agrees that, until the payment and
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satisfaction in full of all of the Guaranteed Obligations, it shall not exercise any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising
(whether by contract or operation of law, including under the Bankruptcy Code) against the Company, any other guarantor or any other guarantor of all or any part of the Guaranteed Obligations or any collateral for all or any part of the Guaranteed Obligations by reason of any payment or other performance pursuant to the provisions of this Agreement and, if any amount shall be paid to such Obligor on account of such rights, remedies, powers or privileges, it shall hold such amount in trust for the benefit of, and pay the same over to, Siena on account of the Guaranteed Obligations. The Obligor understands that the exercise by Siena of any right, remedy, power or privilege that it may have under the Basic Documents, any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations or otherwise may affect or eliminate such or any other guarantor's right of subrogation or similar recovery against the Company, any other guarantor, any other guarantors or any collateral and that such and the other guarantors may therefore incur partially or totally nonreimbursable liability under this Agreement. Nevertheless, the Obligor hereby authorizes and empowers Siena to exercise, in its or their sole discretion, any combination of such rights, remedies, powers and privileges.

     2.05  Reinstatement.  The obligations of the Obligor under this Section 2
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shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the


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Company, any other guarantor or any other person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Obligor agrees that it will indemnify Siena on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by Siena in connection with such rescission or restoration.

     2.06  Remedies.  The Obligor hereby agrees that, between it and Siena, the
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obligations of the Company under the Basic Documents may be declared to be forthwith (or may become automatically) due and payable as provided in the Basic Documents for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Company) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable for purposes of Section 2.01.

     2.07  Subordination of Indebtedness of the Company; Security Interest.
           ---------------------------------------------------------------

     (a) The Obligor agrees that any indebtedness of the Company now or in the future owed to such Obligor is hereby subordinated to the Guaranteed Obligations. If Siena so requests, any such indebtedness shall be collected, enforced and received by such Obligor as Lender for Siena and shall be paid over to Siena in kind on account of the Guaranteed Obligations. If, after Siena's request, such Obligor fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to Siena, Siena as such Obligor's attorney-in-fact may do such acts and sign such documents in such Obligor's name and on such Obligor's behalf as Siena considers necessary or desirable to effect such collection, enforcement or payment, Siena being hereby appointed such Obligor's attorney-in-fact for such purpose.

     (b) The Obligor hereby grants to Siena a security interest in any indebtedness referred to in Section 2.07(a) and in any personal property of the
                            ---------------
Company in which such Obligor now has or in the future acquires any right, title or interest. The Obligor agrees that such security interest shall be additional security for the Guaranteed Obligations and shall be superior to any right of such Obligor in such property until the Guaranteed Obligations have been fully satisfied and performed.

     2.08  Limitation on Guarantee.  In any proceeding involving any state
           -----------------------
corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Obligor under Section 2.01 would otherwise, taking into account the provisions
              ------------
of Section 2.09, be held or determined to be void, invalid or unenforceable or
   ------------
if the claims of Siena in respect of such obligations would be subordinated to the claims of any other creditors on account of the Obligor's liability under
Section 2.01, then, notwithstanding any other
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provision of this Agreements to the contrary, the amount of such liability shall, without any further action by the Obligor, Siena or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 3 Collateral.
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     3.01  Grant.  As collateral security for the prompt payment in full when
           -----
due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Obligor hereby pledges and grants to Siena, for the benefit of Siena, a security interest in all of the Obligor's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Obligor and whether now existing or hereafter coming into existence (collectively, the "Collateral"):
                              ----------

     (a) (i) all of the Obligor's right, title and interest in the equity of M&B Restaurants and all other interests whatsoever in M&B Restaurants, now owned or hereafter acquired by the Obligor, together with the certificates, if any, listed on Annex 1 representing the same (collectively, the "Pledged LLC
          -------                                           -----------
Interest");
--------

     (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged LLC Interest, resulting from a split-up, revision, reclassification or other like change of any of the Pledged LLC Interest or otherwise received in exchange for any of the Pledged LLC Interest and all other rights issued to the holders of, or otherwise in respect of, any of the Pledged LLC Interest; and

     (iii) without affecting the obligations of the Obligor under any provision prohibiting such action under any Basic Document, in the event of any consolidation or merger in which M&B Restaurants is not the surviving entity, all shares of each class of the equity of the successor corporation or entity formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses (1) and (ii) above, the "LLC
                                        -----------     ----             ---
Collateral"); and
---------

     (b) all proceeds and products of any of the property of the Obligor described in Section 3.01(a) above.
             ---------------

     3.02  Perfection.  Concurrently with the execution and delivery of this
           ----------
Agreement, the Obligor shall (i) deliver to Siena all certificates, if any, identified on Annex 1, and (ii) take all such other actions as shall be
              -------
necessary or as Siena may request to perfect and establish the priority of the Liens granted by this Agreement.


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     3.03  Preservation and Protection of Security Interests.  The Obligor
           -------------------------------------------------
shall:

           (a) upon the acquisition after the date hereof by the Obligor of any LLC Collateral, promptly notify Siena in writing of such acquisition and either
(x) transfer and deliver to Siena all such LLC Collateral (together with the certificates, if any, representing such LLC Collateral duly endorsed in blank) or (y) take such other action as Siena shall deem necessary or appropriate to perfect, and establish the priority of, the Liens granted by this Agreement in such LLC Collateral; and

           (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as Siena may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable Siena to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens, including causing any or all of the LLC Collateral to be transferred of record into the name of Siena or its nominee (and Siena agrees that if any LLC Collateral is transferred into its name or the name of its nominee, Siena will thereafter promptly give to the Obligor copies of any notices and communications received by it with respect to the LLC Collateral pledged by the Obligor).

     3.04  Attorney-in-Fact.  Subject to the rights of the Obligor under Section
           ----------------                                              -------
3.05, Siena is hereby appointed the attorney-in-fact of the Obligor for the
----
purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Siena may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the Liens granted by this Agreement and, following any Event of Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Siena shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any drafts, instruments, documents and chattel paper in connection with clause (i)
                                                                    ----------
above; (iii) to file any claims or take any action or proceeding that Siena may deem necessary or advisable for the collection of all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the collateral under Section 6, any endorsements, assignments, bills of sale or
                     ---------
other instruments of conveyance or transfer with respect to all or any part of the Collateral.

     3.05  Special Provisions Relating to LLC Collateral.
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     (a) So long as no Event of Default shall have occurred and be continuing, the Obligor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the LLC Collateral for all purposes not inconsistent with the terms of any Basic Document, provided that the Obligor
                                                   --------
agrees that it will not vote the LLC Collateral in any manner that is inconsistent with the terms of any Basic Document; and Siena shall, at the Obligor's expense, execute and deliver to the Obligor or cause to be executed and delivered to the Obligor all such proxies, powers of attorney, dividend and other orders and other instruments, without recourse, as the Obligor may reasonably request for the purpose of enabling the Obligor to exercise the rights and powers which it is entitled to exercise pursuant to this Section
                                                                    -------
3.05(a).
-------

     (b) If any Event of Default shall have occurred and be continuing, and whether or not Siena exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other Basic Document, all dividends and other distributions on the LLC Collateral shall be paid directly to Siena and retained by it as part of the LLC Collateral, subject to the terms of this Agreement, and, if Siena shall so request, the Obligor agrees to execute and deliver to Siena appropriate additional dividend, distribution and other orders and instruments to that end, provided that if such Event of Default is cured, any such dividend or
--------
distribution paid to Siena prior to such cure shall, upon request of the Obligor (except to the extent applied to the Secured Obligations), be returned by Siena to the Obligor.

     3.06  Rights and Obligations.
           ----------------------

     (a) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Obligor to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Basic Document.

     (b) Neither Siena nor any person shall be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

     3.07  Termination.  When all Secured Obligations shall have been paid in
           -----------
full, this Agreement shall terminate, and Siena shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Obligor.

     Section 4  Representations and Warranties.  As of the date hereof, the
                ------------------------------
Obligor represents and warrants to Siena as follows:

     (a) The Company is a wholly owned subsidiary of the Obligor and the Obligor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement,


                        Pledge and Guarantee Agreement
                        ------------------------------
and such Collateral is free and clear of all Liens and of any other right in favor of any other person (other than Siena). The Liens granted by this Agreement in favor of Siena for the benefit of Siena have attached and constitute a perfected security interest in all of such Collateral prior to all other Liens.

     (b) All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Obligor to Siena, and all other written information heretofore or hereafter furnished by the Obligor to Siena is and will be true and correct in all material respects as of the date furnished.

     (c) The Pledged LLC Interest identified in Annex 1 are duly authorized,
                                                -------
validly existing, fully paid and nonassessable, and none of such Pledged LLC Interest is subject to any contractual restriction, or any restriction under the organizational documents or operating agreement of the M&B Restaurants, upon the transfer of such Pledged LLC Interest (except for any such restriction contained in any Basic Document). The Pledged LLC Interest identified on Annex 1
                                                               -------
constitutes one hundred percent of the issued and outstanding shares of equity of any class of M&B Restaurants on the date hereof, and Annex 1 correctly
                                                        -------
identifies, as of the date hereof, M&B Restaurants as the issuer of such Pledged LLC Interest, the respective value of the interests comprising such Pledged LLC Interest and the registered owners of the stock evidenced by each such certificate, if any. The Obligor represents and warrants that it owns 100% of the equity of M&B Restaurants.

     Section 5  Covenants.
                ---------

     5.01  Books and Records.  The Obligor shall:
           -----------------

     (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as Siena may reasonably require in order to reflect the Liens granted by this Agreement; and

     (b) permit representatives of Siena, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of Siena to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Obligor with respect to the Collateral, all in such manner as Siena may request.

     5.02  Removals, Etc.  Without at least 30 days' prior written notice to
           -------------
Siena, the Obligor shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, other than at the address initially indicated for


                        Pledge and Guarantee Agreement
                        ------------------------------
notices to it under Section 7 or (ii) change its name from the name shown on the
                    ---------
signature pages to this Agreement.

     5.03  Sales and Other Liens.  Without the prior written consent of Siena,
           ---------------------
the Obligor shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which Siena is not named as the sole secured party.

     5.04  Further Assurances.  The Obligor agrees that, from time to time upon
           ------------------
the written request of Siena, the Obligor will execute and deliver such further documents and do such other acts and things as Siena may reasonably request in order fully to effect the purposes of this Agreement.

     Section 6  Remedies.
                --------

     6.01  Events of Default, Etc.  If any Event of Default shall have occurred
           ----------------------
and be continuing:

           (a) Siena in its discretion may, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

           (b) Siena in its discretion may, upon ten business days' prior written notice to the Obligor of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of Siena or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as Siena deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and Siena or any other person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. Siena may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

           (c) Siena shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code


                        Pledge and Guarantee Agreement
                        ------------------------------
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

(whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Siena were the sole and absolute owner of the Collateral (and the Obligor agrees to take all such action as may be appropriate to give effect to such right).

     6.02  Deficiency.  If the proceeds of, or other realization upon, the
           ----------
Collateral by virtue of the exercise of remedies under Section 6.01 are
                                                       ------------
insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Obligor shall remain liable for any deficiency.

     6.03  Private Sale.
           ------------

           (a) Siena shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 6.01 conducted in a commercially reasonable manner. The
            ------------
Obligor hereby waives any claims against Siena arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Siena accepts the first offer received and does not offer the Collateral to more than one offeree.

           (b) The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, Siena may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to Siena than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Siena shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

     6.04  Application of Proceeds.  Except as otherwise expressly provided in
           -----------------------
this Agreement and except as provided below in this Section 6.04, the proceeds
                                                    ------------
of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 6.01, and any other cash at the time held
                               ------------
by Siena under Section 3 or this Section 6, shall be applied by Siena:
               ---------         ---------


                        Pledge and Guarantee Agreement
                        ------------------------------
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

     First, to the payment of the costs and expenses of such exercise of
     -----
remedies, including reasonable out-of-pocket costs and expenses of Siena, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by Siena in that connection;

     Next, to the payment in full of the remaining Secured Obligations equally
     ----
and ratably in accordance with their respective amounts then due and owing or as Siena may otherwise agree; and

     Finally, to the payment to the Obligor, or its respective successors or
     -------
assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     As used in this Section 6, "proceeds" of Collateral shall mean cash,
                     ---------   --------
securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Obligor or any issuer of, or account debtor or other guarantor on, any of the Collateral.

     Section 7  Miscellaneous.
                -------------

     7.01  Waiver.  No failure on the part of Siena or any person to exercise
           ------
and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     7.02  Notices.  All notices and communications to be given under this
           -------
Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 7.02:
                                                              ------------
     To the Obligor:

     Paisano Publications, Inc.
     28210 Dorothy Drive
     Agoura Hills, CA  91301
     Attn: J. Robert Fabregas
     Telephone: 818-889-8740


                        Pledge and Guarantee Agreement
                        ------------------------------
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

     Telecopier: 818-889-4726

     To Siena:

     Siena Capital Partners, L.P.
     150 South Rodeo Drive, Suite 100
     Beverly Hills, California  90212
     Attn: Christopher P. Shepard
     Telephone: (310) 246-3700
     Telecopy: (310) 246-3672

     With a copy of any notice to:

     Nida & Maloney, LLP
     800 Anacapa Street
     Santa Barbara, California  93101
     Attn: C. Thomas Hopkins, Esq.
     Telephone: (805) 568-1151
     Telecopy: (805) 568-1955

     7.03  Expenses, Etc.  The Obligor agrees to pay or to reimburse Siena for
           -------------
all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by Siena in any effort to enforce any of the provisions of this Agreement or any of the obligations of the Obligor in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of Siena under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

     7.04  Amendments, Etc.  Any provision of this Agreement may be modified,
           ---------------
supplemented or waived only by an instrument in writing duly executed by the Obligor and Siena. Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon Siena, each holder of any of the Secured Obligations and the Obligor, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

     7.05  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the Obligor, Siena and each holder of any of the Secured Obligations and their respective successors and permitted assigns. The Obligor shall not assign or transfer its rights under this Agreement without the prior written consent of Siena.


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

     7.06  Survival.  All representations and warranties made in this Agreement
           --------
or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

     7.07  Agreements Superseded.  This Agreement supersedes all prior
           ---------------------
agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

     7.08  Severability.  Any provision of this Agreement that is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.09  Captions.  The table of contents and captions and section headings
           --------
appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     7.10  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

     7.11  Governing Law; Submission to Process.  EXCEPT TO THE EXTENT THAT THE
           ------------------------------------
LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND THE SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE OBLIGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA OR FEDERAL LAW. THE OBLIGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


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

THE OBLIGOR SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN CALIFORNIA AND SHALL NOTIFY SIENA OF ANY FUTURE CHANGE THEREIN.

     7.12  Waiver of Jury Trial.  THE OBLIGOR AND SIENA EACH HEREBY AGREE TO
           --------------------
WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES.



                          [Signature page to follow.]



                        Pledge and Guarantee Agreement
                        ------------------------------

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                   OBLIGOR:

                                   NEWRIDERS, INC.,
                                   a Nevada corporation

                                   By: /s/ J. Robert Fabregas
                                       ----------------------------------------
                                       Name:  J. Robert Fabregas
                                       Title: Secretary


                                   SIENA:

                                   SIENA CAPITAL PARTNERS, L.P.,
                                   a California limited partnership

                                   By:  Charleville Capital, L.P.,
                                        a California limited partnership,
                                        its general partner

                                        By:  Aneis Advisors, Inc.,
                                             a California corporation,
                                             its general partner


                                             By:  /s/ Chris Shepard
                                                  -----------------------------
                                                  Name:  Chris Shepard
                                                  Title: V.P.-Secretary



                        Pledge and Guarantee Agreement
                        ------------------------------

                                    ANNEX 1


                             PLEDGED LLC INTEREST

                         Certificate        Registered
Issuer                      Nos.              Owner             Amount
------                   -----------        ----------          ------

M&B                      Membership         NewRiders             100%
Restaurants, L.C.        Interest
                         Certificate #10




                    Annex 1 to Pledge & Guarantee Agreement
                    ---------------------------------------